Second Quarter 2012 Exhibit 99.1

Todd Brice President and Chief Executive Officer Mark Kochvar Sr. EVP and Chief Financial Officer

Forward Looking Statement
and Risk Factor
• This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-
looking statements include, among others, statements regarding trends, strategies, plans, beliefs, intentions, expectations, goals and opportunities.  Forward looking statements are typically identified by words or phrases such as believe, expect, anticipate, intend, estimate, assume, strategy, plan, outlook, outcome, continue, remain, trend and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could, may or similar expressions.  Actual results and performance could differ materially from those anticipated by these forward-looking statements.  Factors that could cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, asset quality, including real estate and other collateral values, and competition.
• S&T cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  These forward-looking statements speak only as of the date hereof, and S&T assumes no duty to update forward-looking statements.  Subsequent written or oral statements attributable to S&T or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained herein and those in S&T’s reports previously and subsequently filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures
• In addition to the results of operations presented in accordance with Generally Accepted
Accounting Principles (GAAP), S&T management uses and this presentation contains or references, certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis, that S&T believes provide information useful to investors in understanding our underlying operational performance and our business and performance trends as they facilitate comparisons with the performance of others in the financial services industry.  Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP.  The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Forms 10-Q for S&T Bancorp, Inc. and subsidiaries.

S&T Bancorp, Inc

- Headquartered in Indiana, PA
- $4.3 Billion in Assets *(as of 07.31.12)*
- Institutional Ownership: 38%
- Insider Ownership: 3%
- $478.0 Million Market Cap. *(as of 7.31.12)*
- Stock Price: $16.50 *(as of 7.31.12)*
- Bank holding company with 59 offices and 5 insurance locations
- Stock symbol: STBA-NASDAQ Global Select
- Ranked by J.D. Power and Associates as being one of the top customer favorite banks in the Mid-Atlantic Region in 2011.

Pittsburgh Region:
Clarion
Brockway
Brookville
DuBois
Reynoldsville
New Bethlehem
Punxsutawney
Butler
Ford City
Kittanning
Cranberry Twp
Indiana
Vandergrift
Homer City
Loretto
Ebensburg
Altoona
Saltsburg
Armagh
Gallitzin
Duncansville
Blairsville
Portage
Delmont
Summerhill
Derry
Irwin
White Oak
Southmont
McMurray
Latrobe
Richland
Greensburg
Youngwood
S&T Bank
Mainline
Gateway

5 S&T Bancorp Corporate Profile

Merger Overview
S&T Bancorp, Inc. Mainline Bancorp, Inc. Gateway Bank of PA
Total Assets $4,120.0 $235.8 $120.3
Gross Loans 3,132.6 133.7 101.5
Total Deposits 3,335.9 205.9 96.9
Total Equity 490.5 22.1 15.2
Book Value Per Share 17.44 56.65 8.84
Tangible Book Value Per
Share
11.36 56.35 8.84
Total Branches 49 8 2
Date as of 12/31/11
In millions, except per share data

Common Return on Assets
* 2012 peer banks per 2012 proxy statement
** YTD June 30, 2012, Annualized
**
STBA
PA Banks
Peer Bank Median
0.0%
0.1%
0.2%
0.3%
0.4%
0.5%
0.6%
0.7%
0.8%
0.9%
1.0%
0.0%
0.1%
0.2%
0.3%
0.4%
0.5%
0.6%
0.7%
0.8%
0.9%
1.0%
2009 2010 2011 2012
Peer Bank Median
STBA
PA Banks

Common Return on Equity
* 2012 peer banks per 2012 proxy statement
** YTD June 30, 2012, Annualized
STBA
PA Banks
**
Peer Bank Median
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
2009 2010 2011 2012
STBA
PA Banks
Peer Bank Median

Quarterly Summary
2012 2012 2011
Second
Quarter
First
Quarter
Second
Quarter
Net Income Available to Common
Shareholders
$8.6 $3.5 $13.4
Diluted Earnings per Common Share $0.30 $0.12 $0.48
Common Return on Average Assets
*
0.80% 0.34% 1.31%
Common Return on Average Equity
*
6.80% 2.82% 9.15%
Dollars in millions, except per share data
*
Annualized

+1.80 %
+1.80 %
+4.70 %
+6.28 %
+1.18 %
+1.58 %
+1.80 %
+1.80 %

S&T Bancorp, Inc

Income Statement
Dollars in millions, except per share data
*
Refer to appendix for reconciliation of Non-GAAP financial measures
2012 2012 2011
Second
Quarter
First
Quarter
Second
Quarter
Net Interest Income – FTE
*
$34.9 $34.5 $35.6
Noninterest Income 12.5 12.2 11.2
Total Revenue 47.4 46.7 46.8
Noninterest Expense (29.3) (32.7) (25.6)
Security Gains (Losses) - 0.8 (0.1)
Provision for Loan Losses (7.0) (9.3) (1.1)
Net Income Before Taxes 11.1 5.5 20.0
Taxes (2.5) (2.0) (5.0)
Preferred Stock Dividends/Amortization - - (1.6)
Net Income Available to Common
Shareholders $ 8.6 $3.5 $13.4
Diluted Earnings per Common Share $ 0.30 $0.12 $  0.48

Balance Sheet
Dollars in millions
June 30,
2012
March 31,
2012
June 30,
2011
Securities $   387 $   383 $   358
Interest Bearing Balances 343 333 115
Loans, Net 3,151 3,154 3,145
Other 466 461 440
Total Assets $4,347 $4,331 $4,058
Deposits $3,518 $3,522 $3,254
Borrowings 247 238 164
Other Liabilities 71 67 47
Equity 511 504 593
Total Liabilities & Equity $4,347 $4,331 $4,058

Loan Portfolio
Dollars in millions
June 30,
2012
March 31,
2012
June 30,
2011
Consumer
Home Equity     $   434 $   442 $   432
Residential Mortgage 398 383 346
Installment and Other Consumer 79 82 70
Construction 2 2 3
Total Consumer 913 909 851
Commercial
Commercial Real Estate 1,402 1,417 1,442
Commercial & Industrial 717 703 691
Construction 163 169 208
Total Commercial 2,282 2,289 2,341
Total Portfolio Loans 3,195 3,198 3,192
Total Loans Held for Sale 3 3 11
Total Loans $3,198 $3,201 $ 3,203

Asset Quality
*
QTD annualized
June 30, Mar. 31,
June 30,
2012 2012 2011
Nonperforming Loans / Total Loans
2.16% 2.02% 1.96%
Nonperforming Assets / Total Loans
Plus OREO
2.25 2.12 2.18
Net Charge-offs / Average Loans*
1.02 1.32 0.59
Loan Loss Reserve / Total Loans
1.46 1.49 1.81
Loan Loss Reserve / Nonperforming
Loans
68 74 93

Nonperforming Loans
53.8 2.47
56.3
Total Commercial
7.4 8.38
13.6
Construction
8.1 0.94 6.8
Commercial
& Industrial
38.3 2.56
35.9
Commercial
Real Estate
Commercial
8.7 1.40
12.8
Total Consumer
-
18.07
0.4 Construction
- -
- Installment
and Other Consumer
6.2 2.25
9.0
Residential
Mortgage
$ 2.5 0.78 $ 3.4
Home Equity
June 30,
2011
Consumer
% NPL
June 30,
2012
Total Nonperforming Loans $62.5 2.16
$69.1
Nonperforming Loans (NPL) are loans where collection of interest or principal is doubtful or generally when interest or principal payments are
90 days or more past due.
Dollars in millions
$  6.8
$  3.4
USDA Guarantee
$  7.5 $  2.0 Specific Reserves

Construction & CRE by Type
Type
June 30,
2012
% of Total
June 30,
2011 Change
Retail/Strip Malls $   288 18 $   286 $  2
Offices 203 13 221 (18)
Hotels 198 13 184 14
Residential Rental Properties 171 11 221 (50)
Healthcare/Education 105 7 109 (4)
Manuf/Industrial/Warehouse 108 7 96 12
RE Develop – CL 102 6 100 2
Flex/Mixed Used 91 6 107 (16)
RE Develop – Residential 46 3 70 (24)
Miscellaneous 253 16  256 (3)
Total $1,565 100 $1,650 $(85)
Dollars in millions

Construction & CRE – NPL by Type
Type
June 30,
2012 % NPL
June 30,
2011
Retail/Strip Malls $ 8.1 2.83 $ 2.9
Offices 4.2 2.04 6.6
Hotels 0.7 0.35 1.5
Residential Rental Properties 3.4 2.00 4.6
Healthcare/Education 0.6 0.56 0.8
Manuf/Industrial/Warehouse 4.3 3.99 4.4
RE Develop – CL 6.6 6.45 1.1
Flex/Mixed Used 0.1 0.06 -
RE Develop – Residential 7.1 15.21 7.6
Miscellaneous 14.5 5.75 16.2
Total $49.6 3.17 $45.7
Dollars in millions

Net Interest Margin
2012 2012 2011
Second
Quarter
First
Quarter
Second
Quarter
Securities - FTE 3.15% 3.29% 3.44%
Interest Bearing Deposits-FTE 0.22 0.20 0.24
Loans - FTE 4.67 4.74 4.89
Total Earning Assets-FTE 4.14 4.31 4.63
Deposits 0.68 0.75 0.97
Borrowings 1.75 1.82 3.10
Total Costing Liabilities 0.77 0.84 1.10
Net Interest Margin – FTE
*
3.57 3.69 3.85
*
Refer to appendix for reconciliation of Non-GAAP financial measures

Noninterest Income
Dollars in millions
2012 2012 2011
Second
Quarter
First
Quarter
Second
Quarter
Service Charges on Deposit Accounts $ 2.4 $ 2.4 $ 2.4
Debit and Credit Card 2.8 2.7 2.7
Mortgage Banking 0.7 0.7 0.3
Wealth Management 2.6 2.4 2.1
Insurance 2.1 2.2 2.2
Other 1.9 1.8 1.5
Total $12.5 $12.2 $11.2

Securities
June 30,
2012
March 31,
2012
June 30,
2011
Agencies $173 $160 $142
Agency CMO 49 59 71
Agency MBS 43 46 55
Municipals 93 87 58
Equities 11 12 12
FHLB Stock 18 19 20
Total   $387 $383 $358
All securities are classified as available-for sale
Dollars in millions

Deposits
Dollars in millions
June 30,
2012
Mar. 31,
2012
June 30,
2011
Noninterest-bearing Demand $ 887 $ 860 $ 802
Interest-bearing Demand 315 306 284
Money Market 305 291 237
Savings 912 883 753
Certificates of Deposit < $100K 730 807 769
Certificates Of Deposit > $100K 369 375 409
Total   $3,518 $3,522 $3,254

Capital Ratios
June 30,
2012
Mar. 31,
2012
June 30,
2011
**
Well-
Capitalized
Leverage 8.94% 9.20% 11.49% 5.00%
Tier 1 – Risk-Based Capital 11.82 11.62 14.31 6.00
Total – Risk-Based Capital 15.33 15.14 17.83 10.00
Tangible Common Equity /
Tangible Assets
*
7.99 7.87 8.08 NA
**
Includes CPP of $108.7 million
*
Refer to appendix for reconciliation of Non-GAAP financial measures

S&T Bancorp, Inc

Pennsylvania
Erie
Warren
McKean
Potter
Tioga
Bradford
Susquehanna
Wayne
Crawford
Forest
Elk
Cameron
Wyoming
Lackawanna
Pike
Mercer
Venango
Sullivan
Lycoming
Clinton
Luzerne
Monroe
Clarion
Jefferson
Clearfield
Lawrence
Butler
Armstrong
Union
Montour
Columbia
Centre
Carbon
Northumberland
Snyder
Northampton
Beaver
Indiana
Schuylkill
Lehigh
Mifflin
PITTSBURGH
Allegheny
Cambria
Blair
Juniata
Westmoreland
Perry
Dauphin
Lebanon
Berks
Bucks
Huntingdon
Washington
Montgomery
Cumberland
Lancaster
PHILADELPHIA
Chester
Delaware
Greene
Fayette
Somerset
Bedford
Fulton
Franklin
Adams
York

S&T Bank Regional Footprint | S&T Bank Locations | Marcellus Shale Formation

22 Marcellus Shale Distribution

2012
Second
Quarter
2012
First
Quarter
2011
Second
Quarter
Interest Income per Consolidated Statements of Income $39.4 $39.1 $41.8
Adjustment to Fully Taxable-equivalent Basis 1.1 1.2 1.0
Interest Income Adjusted to Fully Taxable-equivalent Basis 40.5 40.3 42.8
Interest Expense per Consolidated Statements of Income 5.6 5.8 7.2
Net Interest Income Adjusted to Fully Taxable-
equivalent Basis (non-GAAP) $34.9 $34.5 $35.6
APPENDIX – Non-GAAP Measures
Dollars in millions

2012 2012 2011
Second
Quarter
First
Quarter
Second
Quarter
Securities 2.67% 2.82% 3.05%
Adjustment to Fully Taxable-equivalent Basis 0.48 0.47 0.39
Securities Adjusted to Fully Taxable-equivalent Basis 3.15 3.29 3.44
Interest-bearing Deposits 0.22 0.20 0.24
Adjustment to Fully Taxable-equivalent Basis 0.00 0.00 0.00
Interest-bearing Deposits Adjusted to Fully Taxable-equivalent Basis 0.22 0.20 0.24
Loans 4.57 4.64 4.80
Adjustment to Fully Taxable-equivalent Basis 0.10 0.10 0.09
Loans Adjusted to Fully Taxable-equivalent Basis 4.67 4.74 4.89
Total Earning Assets 4.02 4.18 4.51
Adjustment to Fully Taxable-Equivalent Basis 0.12 0.13 0.12
Total Earning Assets Adjusted to Fully Taxable-equivalent Basis 4.14 4.31 4.63
Net Interest Margin 3.45 3.56 3.73
Adjustment to Fully Taxable-Equivalent Basis 0.12 0.13 0.12
Net Interest Margin Adjusted to Fully Taxable-equivalent Basis 3.57 3.69 3.85
APPENDIX – Non-GAAP Measures /cont./

June 30,
2012
Mar. 31,
2012
June 30,
2011
Tangible Common Equity/Tangible Assets
Common Equity/Assets (GAAP Basis) 11.74% 11.65% 11.98%
Effect of Excluding Intangible Assets -3.75% -3.78% -3.90%
Tangible Common Equity/Tangible Assets 7.99% 7.87% 8.08%
APPENDIX – Non-GAAP Measures /cont./